EXHIBIT 10.5
OMNIBUS ASSIGNMENT AND AMENDMENT TO
THE PROPERTY MANAGEMENT AND LEASING AGREEMENTS
OF THE ENTITIES LISTED ON EXHIBIT A

This OMNIBUS ASSIGNMENT AND AMENDMENT TO THE PROPERTY MANAGEMENT AND LEASING AGREEMENTS (this “Agreement”) is entered into as of October 4, 2019 (the “Effective Date”), by and among (i) the entities listed on Exhibit A attached hereto and made a part hereof (collectively, the “Owners”), (ii) CARTER VALIDUS REAL ESTATE MANAGEMENT SERVICES, LLC, a Delaware limited liability company (the “Assignor”) and (iii) CARTER VALIDUS REAL ESTATE MANAGEMENT SERVICES II, LLC, a Delaware limited liability company (the “Assignee”).

W I T N E S S E T H :

WHEREAS, pursuant to the Property Management and Leasing Agreements by and among each Owner and the Assignor (the “Management Agreements”), Assignor serves as manager and tenant coordinating agent of the properties that are the subject of the respective Management Agreements;

WHEREAS, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) by and among Carter Validus Mission Critical REIT II, Inc. (“REIT II”), Carter Validus Operating Partnership II, LP (“OP II”), Carter/Validus Mission Critical REIT, Inc. (“REIT I”), Carter/Validus Operating Partnership, LP (“OP I”) and Lightning Merger Sub, LLC (the “Merger Agreement”), dated as of April 11, 2019, REIT I will merge with and into Merger Sub (the “Merger”) and, as a result, OP I will become a subsidiary of REIT II;

WHEREAS, OP I owns the equity interests in each entity that owns a Property (each an “Owner”) and, collectively, the “Owners”); and

WHEREAS, immediately prior to the Merger Effective Time (as defined in the Merger Agreement) and pursuant to Section 8.3 of each of the Management Agreements, the Assignee has agreed to acquire, and the Assignor has agreed to assign, transfer, convey and deliver to the Assignee, all of the Assignor’s rights, titles and interests in the Management Agreements.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.Assignment and Assumption. Effective as of the date hereof, upon the terms and subject to the conditions set forth herein:

(i)Effective immediately prior to the Merger Effective Time, Assignor hereby assigns, transfers, conveys and delivers to Assignee, all of Assignor’s rights, titles and interests in and to the Management Agreements; and
(ii)    Effective immediately prior the Merger Effective Time, Assignee hereby (a) acquires all of Assignor’s rights, titles and interests in the Management Agreements, agrees to be bound by each of the Management Agreements and shall be deemed the “Manager” pursuant to each of the Management Agreements as of the date hereof, and (b) unconditionally and irrevocably assumes, undertakes and agrees, subject to valid claims and defenses, to pay, satisfy, perform and discharge in full, as and when due, and release and discharge Assignee and its successors and assigns completely and forever from, all obligations and liabilities of any kind arising out of, or required to be performed under, the Management Agreements, in each case, solely to the extent arising from and after the date hereof; provided, however, that (x) it is understood and agreed that no Assignee shall assume any obligation or claim arising out of the performance of, or failure to perform under, any Management Agreement to the extent relating to an act or omission prior to the date hereof or to the extent that such obligation or claim is attributable to any period prior to the date hereof (the “Retained Liabilities”) (and any third party shall be required to look solely to Assignor with respect to any claims relating to such Retained Liabilities), and (y) Assignor hereby agrees to indemnify, reimburse, defend and hold harmless Assignee, its affiliates and representatives from and against any and all damages of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against them, in any way by any third party relating to or arising out of any Retained Liabilities.
(iii)    In accordance with Section 8.3 of each Management Agreement, the Owners hereby consent to the assignment.
2.Further Assurances. The Parties covenant and agree to take such actions and execute and deliver such further deeds, assignments or other transfer documents, in each case, as a Party may reasonably request, to effectively contribute, transfer, assign and convey, and to evidence such contribution, transfer, assignment and conveyance of, the interests in the Management Agreements, if any.

3.Assignor Representations and Warranties.

(i)    Assignor hereby represents and warrants to Assignee as follows:
(a)    Existence and Power. It is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all power and authority required to carry on its business as now conducted.
(b)    Authorization. Subject to the receipt of the consent of each of the Owners, it has all requisite corporate or similar power, authority and legal capacity to execute and delivery, as applicable, this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement have been duly approved by all requisite action on it and its applicable subsidiaries’ parts. This Agreement has been executed and delivered by it or such affiliate, as applicable, and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitutes or will constitute a legal, valid and binding obligation of it and such applicable subsidiaries, enforceable against each such person in accordance with its terms, subject to the Equitable Exceptions.
(c)    Non-Contravention. The execution, delivery and performance by it of this Agreement does not and will not, directly or indirectly, (a) violate, contravene or conflict with any provision of the organizational documents of such person, (b) contravene or conflict with, or constitute a violation of, any applicable order or provisions of any applicable law binding upon or applicable to any such person, (c) require it or any of its respective subsidiaries to make or obtain any registration, filing, application, notice, consent, approval, order, qualification, authorization, designation, declaration or waiver with, to or from any governmental authority or any other person, or (d) require a consent, approval or waiver from, or notice to, any party to any contract to which it or any of its respective affiliates (other than REIT I, OP I and their respective subsidiaries) is a party.
4.Amendments. Each Management Agreement is hereby amended as follows.

(a)	Section 8.1 (Notices - Manager):

Manager: CARTER VALIDUS REAL ESTATE MANAGEMENT SERVICES II, LLC
c/o Carter & Associates, L.L.C
4890 W. Kennedy Blvd., Suite 650
Tampa, FL 33609
Attention: Legal Department

5.Entire Agreement. This Agreement together with the respective Management Agreements constitute the entire agreement and understanding among the Parties in respect of the subject matter hereof and thereof and supersedes all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise among the Parties, or between any of them, with respect to the subject matter hereof and thereof.

6.Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the choice of laws provisions thereof.

7.Titles. The titles and captions of the Articles, Sections and paragraphs of this Agreement are included for convenience of reference only and shall have no effect on the construction or meaning of this Agreement.

8.Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and it will not be necessary in making proof of this

Agreement or the terms of this Agreement to produce or account for more than one of such counterparts. All counterparts shall constitute one and the same instrument. Each party may execute this Agreement via a facsimile (or transmission of a .pdf file) of this Agreement. In addition, facsimile or .pdf signatures of authorized signatories of the parties shall be valid and binding and delivery of a facsimile or .pdf signature by any party shall constitute due execution and delivery of this Agreement.

[Remainder of Page Left Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.

ASSIGNOR:
CARTER VALIDUS REAL ESTATE MANAGEMENT SERVICES, LLC,
a Delaware limited liability company

By: Carter/Validus REIT Investment Management Company, LLC, a Florida limited liability company, its sole member

By: /s/ Michael A. Seton Name: Michael A. Seton Title: Chief Executive Officer

Signature Page to Assignment and Amendment

ASSIGNEE:
CARTER VALIDUS REAL ESTATE MANAGEMENT SERVICES II, LLC

By: Carter Validus REIT Management Company II, LLC, a Florida limited liability company, its sole member

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer

Signature Page to Assignment and Amendment

OWNERS:

HC-760 OFFICE PARKWAY, LLC
HC-2501 W. WILLIAM CANNON DR, LLC
HC-14024 QUAIL POINTE DRIVE, LLC,
each a Delaware limited liability company

By:Carter/Validus Operating Partnership, LP,
a Delaware limited partnership, its sole member

By:Carter Validus Mission Critical REIT II, LLC,
a Maryland limited liability company, its general partner

By:Carter Validus Mission Critical REIT II, Inc.,
a Maryland corporation, its sole member

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer

Signature Page to Assignment and Amendment

HC-2727 E. LEMMON AVENUE, LLC
HC-8451 PEARL STREET, LLC
HC-4499 ACUSHNET AVENUE, LLC
HC-17322 RED OAK DRIVE, LLC
HC-1940 TOWN PARK BOULEVARD, LLC
HC-4201 WILLIAM D. TATE AVENUE, LLC
HC-2257 KARISA DRIVE, LLC
HC-3873 N. PARKVIEW DRIVE, LLC
HC-3436 MASONIC DRIVE, LLC
HC-3001 NORTH AUGUSTA NATIONAL DRIVE, LLC
HC-1946 TOWN PARK BOULEVARD, LLC
HC-5330 N LOOP 1604 WEST, LLC
HC-10323 STATE HIGHWAY 151, LLC
HC-5101 MEDICAL DRIVE, LLC
HC-4810 N. LOOP 289, LLC
HC-7502 GREENVILLE AVENUE, LLC
HC-42570 SOUTH AIRPORT ROAD, LLC
HC-200 BLOSSOM STREET, LLC
HC-116 EDDIE DOWLING HIGHWAY, LLC
HCP-SELECT MEDICAL, LLC
HC-5330L N. LOOP 1604 WEST, LLC
HCP-DERMATOLOGY ASSOCIATES, LLC
HC-1101 KALISTE SALOOM ROAD, LLC
HC-800 EAST 68TH STREET, LLC
HC-5829 29 PALMS HIGHWAY, LLC,
each a Delaware liability company

By:Carter/Validus Operating Partnership, LP,
a Delaware limited partnership, its sole member

By:Carter Validus Mission Critical REIT II, LLC,
a Maryland limited liability company, its general partner

By:Carter Validus Mission Critical REIT II, Inc.,
a Maryland corporation, its sole member

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer

Signature Page to Assignment and Amendment

HC- 40055 BOB HOPE DRIVE, LLC
HC-77-840 FLORA ROAD, LLC
HC-6879 US HIGHWAY 98 WEST, LLC
HC-601 REDSTONE AVENUE WEST, LLC
HC-1026 MAR WALT DRIVE, NW, LLC
HC-2234 COLONIAL BLVD., LLC
HC-2270 COLONIAL BLVD., LLC
HC-8991 BRIGHTON LANE, LLC
HC-1120 LEE BOULEVARD, LLC
HC-7751 BAYMEADOWS RD. E., LLC
HC-#2 PHYSICIANS PARK DR., LLC
HC-6160 S. FORT APACHE ROAD, LLC
HC-52 NORTH PECOS ROAD, LLC
HC-187 SKYLAR DRIVE, LLC
HC-860 PARKVIEW DRIVE NORTH, UNITS A&B, LLC
HC-6310 HEALTH PKWY., UNITS 100&200, LLC
HCP-PAM WARM SPRINGS, LLC,
each a Delaware liability company

By:Carter/Validus Operating Partnership, LP,
a Delaware limited partnership, its sole member

By:Carter Validus Mission Critical REIT II, LLC,
a Maryland limited liability company, its general partner

By:Carter Validus Mission Critical REIT II, Inc.,
a Maryland corporation, its sole member

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer

Signature Page to Assignment and Amendment

HC-239 S. MOUNTAIN BOULEVARD, LP,
a Delaware limited partnership

By:HC-239 S. Mountain Boulevard Management, LLC,
a Delaware limited liability company, its general partner

By:Carter/Validus Operating Partnership, LP,
a Delaware limited partnership, its sole member

By:Carter Validus Mission Critical REIT II, LLC,
a Maryland limited liability company, its general partner

By:Carter Validus Mission Critical REIT II, Inc.,
a Maryland corporation, its sole member

By: /s/ Kay C. Neely
Name: Kay C. Neely
Title: Chief Financial Officer

Signature Page to Assignment and Amendment

Exhibit A
OWNERS

1.	HC-760 Office Parkway, LLC
2.	HC-2501 W. William Cannon Dr, LLC
3.	HC-14024 Quail Pointe Drive, LLC
4.	HC-2727 E. Lemmon Avenue, LLC
5.	HC-8451 Pearl Street, LLC
6.	HC-4499 Acushnet Avenue, LLC
7.	HC-17322 Red Oak Drive, LLC
8.	HC-1940 Town Park Boulevard, LLC
9.	HC-4201 William D. Tate Avenue, LLC
10.	HC-2257 Karisa Drive, LLC
11.	HC-3873 N. Parkview Drive, LLC
12.	HC-3436 Masonic Drive, LLC
13.	HC-3001 North Augusta National Drive, LLC
14.	HC-1946 Town Park Boulevard, LLC
15.	HC-5330 N Loop 1604 West, LLC
16.	HC-10323 State Highway 151, LLC
17.	HC-5101 Medical Drive, LLC
18.	HC-4810 N. Loop 289, LLC
19.	HC-7502 Greenville Avenue, LLC
20.	HC-42570 South Airport Road, LLC
21.	HC-200 Blossom Street, LLC
22.	HC-116 Eddie Dowling Highway, LLC
23.	HCP-Select Medical, LLC
24.	HC-5330L N. Loop 1604 West, LLC
25.	HCP-Dermatology Associates, LLC
26.	HC-1101 Kaliste Saloom Road, LLC
27.	HC-800 East 68th Street, LLC
28.	HC-5829 29 Palms Highway, LLC
29.	HC- 40055 Bob Hope Drive, LLC
30.	HC-77-840 Flora Road, LLC
31.	HC-6879 US Highway 98 West, LLC
32.	HC-601 Redstone Avenue West, LLC
33.	HC-1026 Mar Walt Drive, NW, LLC
34.	HC-2234 Colonial Blvd., LLC
35.	HC-2270 Colonial Blvd., LLC
36.	HC-8991 Brighton Lane, LLC
37.	HC-1120 Lee Boulevard, LLC

38.	HC-7751 Baymeadows Rd. E., LLC
39.	HC-#2 Physicians Park Dr., LLC
40.	HC-6160 S. Fort Apache Road, LLC
41.	HC-52 North Pecos Road, LLC
42.	HC-187 Skylar Drive, LLC
43.	HC-860 Parkview Drive North, Units A&B, LLC
44.	HC-6310 Health Pkwy., Units 100&200, LLC
45.	HCP-PAM Warm Springs, LLC
46.	HC-239 S. Mountain Boulevard, LP